UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, Secretary Liberty All-Star Growth Fund, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1.  Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND

ASG

Second Quarter Report | 06.30.2008

ALL STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ending June 30, 2008

Fund Statistics
Net Asset Value (NAV)	$5.11
Market Price	$4.67
Discount	8.6%

	Quarter	Year-to-Date
Distributions	$0.14	$0.27
Market Price Trading Range	$4.60 to $5.16	$4.27 to $6.01
Premium/(Discount) Range	(6.7)% to (10.1)%	0.9% to (10.1)%

Performance
Shares Valued at NAV	3.0%	(10.8)%
Shares Valued at NAV with Dividends Reinvested	3.0%	(10.6)%
Shares Valued at Market Price with Dividends Reinvested	1.7%	(17.3)%
NASDAQ Composite Index	0.8%	(13.2)%
Russell 3000® Growth Index	1.5%	(9.0)%
S&P 500 Index	(2.7)%	(11.9)%
Lipper Multi-Cap Growth Mutual Fund Average*	1.7%	(10.8)%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	34th	44th
Number of Funds in Category	542	528

*	Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the market indices can be found on page 28.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® GROWTH FUND
PRESIDENT’S LETTER
July 2008

Fellow Shareholders:

The second quarter got off to a promising start, as broad market indices posted gains in April and May after declining for five straight months from November through March. June, however, proved to be a different story, as it dashed investors’ hopes and led most equity indices to post double-digit declines for the first half of 2008. As shareholders may have read already, it was the worst June for the Dow Jones Industrial Average since the Great Depression. Looking at more recent history, it was the third straight quarterly decline for the S&P 500 Index, and the worst second quarter since 2002.

Growth stocks outperformed value, which helped Liberty All-Star Growth Fund turn in a positive quarter. We will comment on Fund performance shortly.

In the second quarter, the woes that have plagued stock markets since the latter half of 2007 continued – with a vengeance. Oil and other commodity prices soared to record levels. The housing market remained in the doldrums. Unemployment ticked upward and consumer sentiment fell to its lowest level since 1980. And the credit crisis, with all its far-reaching implications, seemed to raise new doubts about the stability of financial institutions large and small. In fact, financials were the poorest performing sector, as banks and financial institutions took write-downs and reported disappointing earnings. With vehicle sales falling dramatically, General Motors Corp. lost 40 percent of its value during the quarter. Twenty-two of 30 Dow Industrial stocks closed the quarter in the red.

Volatility moderated somewhat over the quarter, but it would be hard to convince many investors of that. As measured by the Volatility Index (VIX), volatility was 108 percent higher in the first quarter of 2008 than in the year-earlier period. The VIX declined in the second quarter – but was still 51 percent higher on average than it was in the second quarter of 2007.

At June 30, the S&P 500 Index had fallen 2.7 percent for the quarter and 11.9 percent for the first half. The Nasdaq Composite Index actually rose 0.8 percent, but was off 13.2 percent for the half. An active growth style benchmark, the Lipper Multi-Cap Growth Mutual Fund Average gained 1.7 percent for the quarter but was 10.8 percent lower for the half. The Russell 3000 Growth Index returned 1.5 percent for the quarter, but was down 9.0 percent for the half.

Turning to Liberty All-Star Growth Fund, the Fund’s net asset value (NAV) and NAV with dividends reinvested both rose 3.0 percent in the second quarter. Shares valued at market price with dividends reinvested did not quite keep pace, rising 1.7 percent as the discount to NAV at which shares trade widened. For the first half, the Fund’s NAV declined 10.8 percent and NAV with dividends reinvested fell 10.6 percent. Shares valued at market price with dividends

www.all-starfunds.com	ASG

reinvested declined 17.3 percent, once again reflecting a widening of the discount, which grew to as much as 10.1 percent during the quarter, a trend that has impacted many closed-end funds during this period of heightened market volatility.

This quarter’s investment manager interview is with Matt Weatherbie, CFA, President and Founder of M. A. Weatherbie & Co., Inc., the Fund’s small cap growth manager. In a market that is clearly in the grip of emotion, Matt Weatherbie continues to pick quality small cap stocks on a bottom-up basis – that is, investing in companies with sound fundamentals and solid long-term prospects.

We are pleased that despite the current upheaval – or, more likely, because of it – investors are focused on the type of high quality growth stocks that have always been the hallmark of the Fund. Obviously, we are disappointed in a widening of the discount and its impact on the price of Fund shares. Still, through June this year, the Fund comfortably ranks in the top half of the Lipper Multi-Cap Growth universe. We will continue to monitor the Fund and the broader markets and act in accord with our objective of consistent long-term returns for shareholders.

Sincerely,

William R. Parmentier, Jr.
President
Liberty All-Star Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager, respectively, as of July 2008 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

SECOND QUARTER REPORT	JUNE 30, 2008

LIBERTY ALL-STAR® GROWTH FUND
TABLE OF DISTRIBUTIONS & RIGHTS OFFERINGS

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE		SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE
1997	$1.24
1998	1.35	July	10		$12.41
1999	1.23
2000	1.34
2001	0.92	September	8		6.64
2002	0.67
2003	0.58	September	8	*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008
1st Quarter	0.13
2nd Quarter	0.14

* The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

DIVIDEND REINVESTMENT PLAN

Each registered shareholder of the Fund will automatically be a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether or not you wish to participate in the Plan. Participants in the Plan have their dividends automatically reinvested in additional shares of the Fund, and are kept apprised of the status of their account through quarterly statements.

LIBERTY ALL-STAR® GROWTH FUND
TOP 20 HOLDINGS & ECONOMIC SECTORS
as of June 30, 2008 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
ANSYS, Inc.	1.92%
Smith International, Inc.	1.64
Core Laboratories N.V.	1.57
McDonald’s Corp.	1.53
Wal-Mart Stores, Inc.	1.50
FMC Technologies, Inc.	1.47
International Business Machines Corp.	1.43
Affiliated Managers Group, Inc.	1.37
Potash Corp. of Saskatchewan, Inc.	1.35
Praxair, Inc.	1.35
LKQ Corp.	1.34
Resources Connection, Inc.	1.34
QUALCOMM, Inc.	1.26
Baxter International, Inc.	1.25
General Dynamics Corp.	1.24
Flowserve Corp.	1.24
Oracle Corp.	1.24
Aflac, Inc.	1.17
Strayer Education, Inc.	1.17
Corning, Inc.	1.15
27.53%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	23.12%
Health Care	15.92
Industrials	15.89
Energy	14.20
Consumer Discretionary	10.46
Financials	7.24
Consumer Staples	4.79
Materials	3.99
Telecommunication Services	2.24
Other Net Assets	2.15
100.00%

* Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® GROWTH FUND
MAJOR STOCK CHANGES IN THE SECOND QUARTER
(Unaudited)

The following are the major ($1.0 million or more) stock changes – both purchases and sales – that were made in the Fund’s portfolio during the second quarter of 2008.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 6/30/08
PURCHASES
Accenture Ltd., Class A	31,000	31,000
Adobe Systems, Inc.	40,400	40,400
Corning, Inc.	74,300	74,300
Costco Wholesale Corp.	14,800	14,800
EnCana Corp.	13,800	13,800
NIKE, Inc., Class B	15,100	22,300
Oracle Corp.	87,600	87,600
QUALCOMM, Inc.	42,400	42,400
Symantec Corp.	60,900	60,900

SALES
CSX Corp.	(27,600)	—
Deere & Co.	(27,200)	—
Genentech, Inc.	(20,800)	—
Genzyme Corp.	(17,100)	13,000
Honeywell International, Inc.	(22,600)	—
Mobile TeleSystems OJSC	(13,000)	—
Potash Corp. of Saskatchewan, Inc.	(5,300)	8,800
United Technologies Corp.	(14,900)	—

LIBERTY ALL-STAR® GROWTH FUND
INVESTMENT MANAGERS / PORTFOLIO CHARACTERISTICS

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND

THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder re-ports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 28 for a description of these indices.

PORTFOLIO CHARACTERISTICS	MARKET CAPITALIZATION SPECTRUM
AS OF JUNE 30, 2008 (UNAUDITED)

	RUSSELL GROWTH:
	SMALLCAP		MIDCAP		LARGECAP		M.A.						TOTAL
	INDEX		INDEX		INDEX		WEATHERBIE		TCW		CHASE		FUND
Number of Holdings	1220		505		61		647		58		34		145	*
Weighted Average Market Capitalization (billions)	$1.2		$8.4		$65.3		$2.1		$7.8		$61.7		$23.4
Average Five-Year
Earnings Per Share Growth	26%		33%		31%		30%		45%		30%		35%
Dividend Yield	0.5%		0.8%		1.3%		0.4%		0.2%		1.2%		0.6%
Price/Earnings Ratio	18	x	18	x	18	x	20	x	25	x	19	x	21	x
Price/Book Value Ratio	4.5	x	5.5	x	5.3	x	4.7	x	7.5	x	5.2	x	5.9	x

*  Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® GROWTH FUND
MANAGER INTERVIEW

Matthew A. Weatherbie,

CFA

M.A. Weatherbie & Co., Inc

Bottom-up, quality orientation helps M.A. Weatherbie navigate through difficult stock market

M.A. Weatherbie & Co. manages the portion of the Liberty All-Star Growth Fund that is allocated to small cap growth stocks. M.A. Weatherbie focuses on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle. Recently, we spoke with the firm’s President and founder, Matthew A. Weatherbie, CFA. The Fund’s Investment Adviser, ALPS Advisers, Inc., moderated the interview.

How, in general, are companies in the portion of the Liberty All-Star Growth Fund that you manage performing in this difficult economic environment?

Our companies are generally performing quite well. Their business models are recession-resilient and, over-all, our companies’ managements are doing a good job of controlling costs in the short term, while continuing to invest in growth initiatives for the long term. We continue to expect double-digit earnings growth for companies in our portfolio in 2008. This expectation is unchanged from four months ago, despite an uneven and generally weak economy.

When we get into these difficult markets, do you do anything differently? Obviously, you are going to adhere to your style and strategy. We mean, for instance, trading, or doubling up on due diligence, monitoring portfolio companies more closely.

In these difficult times, the weak economy and scary headlines make it that much more important to closely monitor portfolio companies – which we are doing.  In addition, the stock market has recently been marked by declining liquidity among smaller cap stocks and volatile stock price movements up and down.  We are attempting to capitalize on this by trading a little more actively around position sizes – trimming back stocks that have shot up in price while adding to those that have recently been under pressure.

“[There has been] declining liquidity among smaller cap stocks and volatile stock price movements up and down.  We are attempting to capitalize on this…”

What is a stock in the portion of the Liberty All-Star Growth Fund that you manage that has been a good performer year to date through June 30?

IHS has been a good performer in a difficult 2008, continuing its significant out performance since being purchased two years ago. The company provides databases and related services to help engineering and energy clients improve efficiency and profitability. IHS has a great subscription-based business model, a global customer base – 50 percent of revenues come from outside the U.S. – and essential products that are needed for energy exploration and development, security and environmental impact, and engineering standards. As the company essentially sells the same information over and over to a growing contingent of global customers, margins are expanding. Free cash flow is 150 percent of net income.

“We continue to expect double-digit earnings growth for companies in our portfolio in 2008.”

The energy situation is creating new opportunities for alternative sources – everything from solar to wind to fuel cells and much more. Typically, alternative energy – including green energy – is an area that might be pioneered by smaller companies. Do you see opportunities for small cap growth in this space, even if it’s a few years off?

The challenge in terms of new opportunities for alternative energy sources is finding smaller cap growth companies that meet our stringent quality criteria. Solar panels tend to be commodities, for example. One company we do own is Kaydon Corporation, a quality manufacturer of large diameter bearings and other highly engineered products. These bearings are used in wind turbines and Kaydon is the supplier to General Electric, which sees substantial growth in the wind turbine market. Some of our other holdings would also be beneficiaries. These include previously mentioned IHS (engineering standards for new industrial products), Fastenal (a national distributor of industrial fasteners and related products) and Stantec (a broad-based supplier of engineering and construction services in North America), as well as ANSYS (the leader in simulation soft- ware used in new product development).

Are there other areas – sectors or industries – that you are keeping your eye on for their future potential as launching pads for successful small cap companies?

The economy is likely in the early stages of significant change as sky-high commodity prices will lead to reduced demand and increased supplies over a multi-year period. While we are bottom-up and not top-down investors, we will be mindful of these trends, so as to invest in the beneficiaries of this coming change, not its victims.

Many thanks for a good interview.

LIBERTY ALL-STAR® GROWTH FUND

SCHEDULE OF INVESTMENTS

as of June 30, 2008 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.85%)

„CONSUMER DISCRETIONARY (10.46%)
Automobiles (0.45%)
Thor Industries, Inc.	31,552	$670,796

Distributors (1.34%)
LKQ Corp.(a)	110,628	1,999,048

Diversified Consumer Services (1.36%)
K12, Inc.(a)	13,500	289,305
Strayer Education, Inc.	8,300	1,735,281
		2,024,586

Hotels, Restaurants & Leisure (3.89%)
BJ’s Restaurants, Inc.(a)	26,504	257,884
Chipotle Mexican Grill, Inc., Class B(a)	6,900	519,984
Ctrip.com International Ltd.(b)	24,520	1,122,526
Home Inns & Hotels Management, Inc.(a)(b)	26,805	509,563
Life Time Fitness, Inc.(a)	26,993	797,643
McDonald’s Corp.	40,400	2,271,288
Texas Roadhouse, Inc., Class A(a)	34,124	306,092
		5,784,980

Multi-line Retail (0.67%)
Dollar Tree, Inc.(a)	30,533	998,124

Specialty Retail (1.37%)
Hibbett Sports, Inc.(a)	41,459	874,785
PetSmart, Inc.	22,900	456,855
Staples, Inc.	29,600	703,000
		2,034,640

Textiles, Apparel & Luxury Goods (1.38%)
NIKE, Inc., Class B	22,300	1,329,303
Phillips-Van Heusen Corp.	19,933	729,946
		2,059,249

„CONSUMER STAPLES (4.79%)
Beverages (0.61%)
The Coca-Cola Co.	17,500	909,650

Food & Staples Retailing (2.81%)
Costco Wholesale Corp.	14,800	1,038,072
CVS Caremark Corp.	23,200	918,024
Wal-Mart Stores, Inc.	39,700	2,231,140
		4,187,236

Household Products (1.13%)
Colgate-Palmolive Co.	24,200	1,672,220

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Personal Products (0.24%)
Bare Escentuals, Inc.(a)	18,779	$351,731

„ENERGY (14.20%)
Energy Equipment & Services (10.67%)
CARBO Ceramics, Inc.	6,285	366,730
CGGVeritas(a)(b)	23,259	1,098,057
Core Laboratories N.V.(a)	16,412	2,336,248
FMC Technologies, Inc.(a)	28,500	2,192,505
IHS, Inc.(a)	22,357	1,556,047
NATCO Group, Inc.(a)	13,289	724,649
National-Oilwell Varco, Inc.(a)	13,400	1,188,848
Oceaneering International, Inc.(a)	20,000	1,541,000
Patterson-UTI Energy, Inc.	10,382	374,167
Smith International, Inc.	29,400	2,444,317
Transocean, Inc.(a)	9,600	1,462,944
Weatherford International Ltd.(a)	12,000	595,080
		15,880,592

Oil, Gas & Consumable Fuels (3.53%)
Apache Corp.	11,500	1,598,500
Devon Energy Corp.	12,600	1,514,016
EnCana Corp.	13,800	1,254,834
Golar LNG Ltd.	5,999	92,925
Quicksilver Resources, Inc.(a)	10,700	413,448
XTO Energy, Inc.	5,500	376,805
		5,250,528

„FINANCIALS (7.24%)
Capital Markets (3.06%)
Affiliated Managers Group, Inc.(a)	22,562	2,031,934
GFI Group, Inc.	90,297	813,576
optionsXpress Holdings, Inc.	37,985	848,585
SEI Investments Co.	36,900	867,888
		4,561,983

Diversified Financial Services (1.65%)
Financial Federal Corp.	38,133	837,401
IntercontinentalExchange, Inc.(a)	9,300	1,060,199
MSCI, Inc.(a)	15,289	554,838
		2,452,438

Insurance (2.53%)
Aflac, Inc.	27,800	1,745,840
Assurant, Inc.	10,100	666,196
Brown & Brown, Inc.	41,283	717,911
eHealth, Inc.(a)	35,800	632,228
		3,762,175

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„HEALTH CARE (15.92%)
Biotechnology (2.82%)
BioMarin Pharmaceutical, Inc.(a)	24,943	$722,848
CV Therapeutics, Inc.(a)	23,700	195,051
Genzyme Corp.(a)	13,000	936,261
Isis Pharmaceuticals, Inc.(a)	32,100	437,523
Martek Biosciences Corp.(a)	11,457	386,215
United Therapeutics Corp.(a)	9,499	928,527
Vertex Pharmaceuticals, Inc.(a)	17,800	595,766
		4,202,191

Health Care Equipment & Supplies (5.52%)
Accuray, Inc.(a)	42,845	312,340
ArthroCare Corp.(a)	8,784	358,475
Baxter International, Inc.	29,000	1,854,261
Becton Dickinson & Co.	14,700	1,195,110
I-Flow Corp.(a)	32,443	329,296
Intuitive Surgical, Inc.(a)	3,600	969,840
Masimo Corp.(a)	7,961	273,460
Orthofix International N.V.(a)	7,717	223,407
ResMed, Inc.(a)	22,510	804,507
SurModics, Inc.(a)	20,109	901,688
Thoratec Corp.(a)	35,300	613,867
Wright Medical Group, Inc.(a)	13,221	375,609
		8,211,860

Health Care Providers & Services (3.41%)
athenahealth, Inc.(a)	1,200	36,912
Express Scripts, Inc.(a)	12,200	765,184
HealthExtras, Inc.(a)	29,400	886,116
Lincare Holdings, Inc.(a)	30,645	870,318
PSS World Medical, Inc.(a)	44,236	721,047
Psychiatric Solutions, Inc.(a)	16,600	628,144
VCA Antech, Inc.(a)	41,877	1,163,343
		5,071,064

Health Care Technology (0.63%)
Cerner Corp.(a)	12,600	569,268
Phase Forward, Inc.(a)	20,858	374,818
		944,086

Life Sciences Tools & Services (1.22%)
PharmaNet Development Group, Inc.(a)	23,837	375,909
WuXi PharmaTech Cayman, Inc.(a)(b)	70,559	1,432,348
		1,808,257

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Pharmaceuticals (2.32%)
Auxilium Pharmaceuticals, Inc.(a)	22,857	$768,452
Johnson & Johnson	13,000	836,420
Mylan, Inc.	67,200	811,104
Teva Pharmaceutical Industries Ltd.(b)	22,700	1,039,660
		3,455,636

„INDUSTRIALS (15.89%)
Aerospace & Defense (3.45%)
General Dynamics Corp.	22,000	1,852,400
Lockheed Martin Corp.	11,500	1,134,590
Spirit AeroSystems Holdings, Inc.(a)	50,700	972,426
TransDigm Group, Inc.(a)	34,736	1,166,782
		5,126,198

Air Freight & Logistics (0.29%)
UTI Worldwide, Inc.	21,956	438,022

Commercial Services & Supplies (7.67%)
The Advisory Board Co.(a)	15,900	625,347
American Reprographics Co.(a)	52,403	872,510
Clean Harbors, Inc.(a)	21,000	1,492,260
The Corporate Executive Board Co.	39,292	1,652,229
Quanta Services, Inc.(a)	40,600	1,350,762
Resources Connection, Inc.	98,137	1,997,089
Stantec, Inc.(a)	28,338	730,837
Stericycle, Inc.(a)	25,172	1,301,392
Waste Connections, Inc.(a)	43,604	1,392,276
		11,414,702

Construction & Engineering (0.84%)
Foster Wheeler Ltd.(a)	17,016	1,244,720

Electrical Equipment (0.39%)
ABB Ltd.(a)(b)	20,300	574,896

Machinery (1.80%)
Flowserve Corp.	13,500	1,845,450
Kaydon Corp.	16,267	836,286
		2,681,736

Road & Rail (0.92%)
Burlington Northern Santa Fe Corp.	13,700	1,368,493

Trading Companies & Distributors (0.53%)
Fastenal Co.	18,365	792,633

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„INFORMATION TECHNOLOGY (23.12%)
Communications Equipment (4.71%)
Corning, Inc.	74,300	$1,712,615
Infinera Corp.(a)	60,694	535,321
Polycom, Inc.(a)	57,969	1,412,125
QUALCOMM, Inc.	42,400	1,881,288
Research In Motion Ltd.(a)	12,600	1,472,940
		7,014,289

Computers & Peripherals (1.43%)
International Business Machines Corp.	18,000	2,133,540

Electronic Equipment & Instruments (1.81%)
FLIR Systems, Inc.(a)	34,341	1,393,214
National Instruments Corp.	45,508	1,291,062
		2,684,276

Internet Software & Services (3.48%)
Akamai Technologies, Inc.(a)	37,400	1,301,146
Baidu.com(a)(b)	2,900	907,584
Bankrate, Inc.(a)	21,900	855,633
comScore, Inc.(a)	14,858	324,202
Mercadolibre, Inc.(a)	21,039	725,635
TechTarget, Inc.(a)	34,571	365,070
VistaPrint Ltd.(a)	26,044	696,937
		5,176,207

IT Services (2.81%)
Accenture Ltd., Class A	31,000	1,262,320
Alliance Data Systems Corp.(a)	10,900	616,395
Cognizant Technology Solutions Corp., Class A(a)	44,800	1,456,448
SRA International, Inc.(a)	37,551	843,395
		4,178,558

Semiconductors & Semiconductor Equipment (1.43%)
Cavium Networks, Inc.(a)	14,837	311,577
FormFactor, Inc.(a)	23,601	434,966
Hittite Microwave Corp.(a)	38,690	1,378,138
		2,124,681

Software (7.45%)
Adobe Systems, Inc.(a)	40,400	1,591,356
ANSYS, Inc.(a)	60,695	2,859,948
CA, Inc.	20,400	471,036
Monotype Imaging Holdings, Inc.(a)	28,938	352,465
Oracle Corp.(a)	87,600	1,839,600
Salesforce.com, Inc.(a)	21,600	1,473,768

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Software (Continued)
Solera Holdings, Inc.(a)	16,053	$444,026
Symantec Corp.(a)	60,900	1,178,415
VMware, Inc.(a)	16,360	881,150
		11,091,764

„MATERIALS (3.99%)
Chemicals (3.60%)
Innophos Holdings, Inc.	19,600	626,220
Intrepid Potash, Inc.(a)	11,000	723,580
Potash Corp. of Saskatchewan, Inc.	8,800	2,011,416
Praxair, Inc.	21,295	2,006,841
		5,368,057

Metals & Mining (0.39%)
Allegheny Technologies, Inc.	9,700	575,016

„TELECOMMUNICATION SERVICES (2.24%)
Diversified Telecommunication (0.51%)
Cbeyond, Inc.(a)	47,968	768,447

IT Services (0.85%)
NeuStar, Inc., Class A(a)	58,794	1,267,599

Wireless Telecommunication Services (0.88%)
Clearwire Corp.(a)	100,600	1,303,776

TOTAL COMMON STOCKS (COST Of $137,264,871)		145,620,680

	PAR VALUE	MARKET VALUE

SHORT TERM INVESTMENT (2.07%)
„REPURCHASE AGREEMENT (2.07%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/30/08, due 07/01/08 at 1.150%, collateralized by several U.S. Treasury Bonds with various maturity dates, market value of $3,151,993 (Repurchase proceeds of $3,086,099) (COST of $3,086,000)	$3,086,000	3,086,000

TOTAL INVESTMENTS (99.92%) (COST Of 140,350,871)(c)		148,706,680
OTHER ASSETS IN EXCESS Of LIABILITIES (0.08%)		123,485
NET ASSETS (100.00%)		$148,830,165
NET ASSET VALUE PER SHARE (29,122,732 SHARES OUTSTANDING)		$5.11

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) American Depositary Receipt.
(c) Cost of investments for federal income tax purposes is $140,451,023

Gross unrealized appreciation and depreciation at June 30, 2008 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$23,604,489
Gross unrealized depreciation	(15,348,832)
Net unrealized appreciation	$8,255,657

See Notes to financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS:
Investments at market value (cost $140,350,871)	$148,706,680
Cash	1,218
Receivable for investment securities sold	837,653
Dividends and interest receivable	43,449
Foreign tax reclaim	4,348
Prepaid and other assets	34,050

TOTAL ASSETS	149,627,398

LIABILITIES:
Payable for investment securities purchased	554,015
Investment advisory fees payable	100,956
Payable for administration, pricing and bookkeeping fees	25,990
Accrued expenses	116,272

TOTAL LIABILITIES	797,233

NET ASSETS	$148,830,165

NET ASSETS REPRESENTED BY:
Paid-in capital (authorized 60,000,000 shares at $0.10 Par; 29,122,732 shares outstanding)	$141,059,402
Overdistributed net investment income	(8,271,505)
Accumulated net realized gain on investments	7,686,459
Net unrealized appreciation on investments	8,355,809

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($5.11 PER SHARE)	$148,830,165

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends		$459,788
Interest		36,355

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $2,187)		496,143

EXPENSES:
Investment advisory fee	$606,609
Administrative fee	151,652
Pricing and bookkeeping fees	30,427
Audit fees	13,377
Custodian fee	15,631
Directors’ fees and expenses	31,750
Insurance expense	4,300
Legal fees	70,436
Shareholder communication expenses	61,091
Transfer agent fees	42,960
Miscellaneous expenses	6,567

TOTAL EXPENSES		1,034,800

NET INVESTMENT LOSS		(538,657)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions		7,760,160

Net unrealized appreciation on investments:
Beginning of year	33,885,193
End of period	8,355,809

Net change in unrealized appreciation		(25,529,384)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(18,307,881)

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2008 (UNAUDITED)	DECEMBER 31, 2007
OPERATIONS
Net investment loss	$(538,657)	$(839,305)
Net realized gain on investment transactions	7,760,160	21,600,251
Net change in unrealized appreciation	(25,529,384)	5,748,516
Net increase/(decrease) in net assets resulting from operations	(18,307,881)	26,509,462

DISTRIBUTIONS DECLARED FROM:
Net investment income	(7,732,848)	—
Net realized gain on investments	—	(16,945,766)
Total distributions	(7,732,848)	(16,945,766)

CAPITAL TRANSACTIONS:
Dividend reinvestments	3,161,547	5,405,373
Total increase/(decrease) in net assets	(22,879,182)	14,969,069

NET ASSETS:
Beginning of year	171,709,347	156,740,278
End of period (including overdistributed net investment income of $(8,271,505) and $0 respectively)	$148,830,165	$171,709,347

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED
	JUNE 30, 2008 (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$6.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.64)
Total from Investment Operations	(0.65)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)
Realized capital gain	—
Return of capital	—
Total Distributions	(0.27)
Change due to rights offering (a)	—
Total Distributions and Rights Offering	(0.27)
Net asset value at end of period	$5.11
Market price at end of period	$4.67

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value	(10.6	)% (d)
Based on market price	(17.3	)% (d)

RATIO AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$149
Ratio of expenses to average net assets (c)	1.36	% (e)
Ratio of net investment loss to average net assets (c)	(0.71	)% (e)
Portfolio turnover rate	48	% (d)

(a)               Effect of Fund’s rights offerings for shares at a price below net asset value.

(b)              Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights in the Fund’s rights offering were exercised.

(c)               The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(d)              Not annualized.

(e)               Annualized.

See Notes to Financial Statements

YEAR ENDED DECEMBER 31,
2007	2006	2005	2004	2003

$5.69	$5.97	$6.29	$6.51	$5.44

(0.50)	(0.04)	(0.04)	(0.05)	(0.06)
1.45	0.35	0.30	0.46	1.79
0.95	0.31	0.26	0.41	1.73

—	—	—	—	—
(0.61)	(0.47)	(0.11)	(0.34)	(0.32)
—	(0.12)	(0.47)	(0.29)	(0.26)
(0.61)	(0.59)	(0.58)	(0.63)	(0.58)
—	—	—	—	(0.08)
(0.61)	(0.59)	(0.58)	(0.63)	(0.66)
$6.03	$5.69	$5.97	$6.29	$6.51
$5.96	$5.37	$5.44	$6.61	$6.83

17.9%	6.4%	4.6%	6.7%	33.7%
23.5%	10.2%	(9.3)%	6.9%	51.1%

$172	$157	$163	$165	$163
1.28%	1.40%	1.35%	1.31%	1.34%
(0.51)%	(0.73)%	(0.78)%	(0.82)%	(0.94)%
60%	52%	46%	28%	37%

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (Unaudited)

NOTE  1.  ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Foreign Securities

The Fund invests in foreign securities which mayinvolveanumberofriskfactorsandspecial considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (Unaudited)

Fair Value Measurements

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008.

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1- Quoted Prices	$145,620,680	—

Level 2- Other Significant Observable Inputs	$3,086,000	—

Level 3- Significant Unobservable Inputs	$0	—

Total	$148,706,680	—

*                 Other financial instruments are derivative investments not reflected in the Schedule of Investments such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

For the six months ended June 30, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

Effective January 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “AccountingforUncertaintyinIncomeTaxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. The statute of limitations on the Fund’s federal tax return filings remains open for the years ended December 31, 2004 through December 31, 2007. The Fund’s Colorado tax return filings remain open for the years ended December 31, 2006 through December 31, 2007. To our knowledge there are no federal or Colorado income tax returns currently under examination.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management has begun to evaluate the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

NOTE  3.  FEDERAL  TAX  INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, whichmaydifferfromGAAP.Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and prior year excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Gain	Capital
$839,305	$(4,654,351)	$3,815,046

Net investment income and net realized gains (losses), as disclosed on the State- ment of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

12/31/07
Distributions paid from:
Ordinary income	$4,189,031
Long-term capital gain	16,571,781
20,760,812
Return of capital	—
$20,760,812

LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (Unaudited)

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long Term	Net Unrealized
Income	Capital Gains	Appreciation*
$1,705	$28,271	$33,781,516

*                 Thedifferencesbetweenbook-basisandtax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisers, Inc. (“AAI”), serves as the investment adviser to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi- manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of- pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income- producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2008 (Unaudited)

NOTE  5. PORTFOLIO INFORMATION

For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $72,156,511 and $75,854,367, respectively.

NOTE  6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2008, and the year ended December 31, 2007 distributions in the amount of $3,161,547 and $5,405,373, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 636,125 and 952,292 shares, respectively.

NOTE 7. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 23, 2008, the Annual Meeting of Shareholders of the Fund was held to elect two Directors and to approve the Fund’s Portfolio Management Agreement with Chase Investment Counsel Corporation. On February 15, 2008, the record date for the Meeting, the Fund had outstanding 28,486,606 shares of common stock. The votes cast at the meeting were as follows:

Proposal to elect two Directors:

	For	Withheld
John A. Benning	16,050,870	781,606
Richard C. Rantzow	16,046,787	785,689

The meeting was adjourned with respect to the proposal to approve the Fund’s Portfolio Management Agreement and reconvened on May 22, 2008. The votes cast at that meeting were as follows:

Proposal to approve Portfolio Management Agreement:

For	Against	Abstain	Non-Votes
12,405,156	471,884	465,387	4,199,396

LIBERTY ALL-STAR® GROWTH FUND
RE-APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS
June 30, 2008 (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS

The Investment Company Act of 1940 requires that the Board of Directors of the Fund (the “Board”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether or not to re-approve them for an additional year. At its meeting on June 11, 2008, the Board, including the Independent Directors, with the exception of Mr. John Benning who was unavoidably absent, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisers, Inc. (“AAI”) and the three separate Portfolio Management Agreements, each among the Fund, AAI and a Portfolio Manager (each, an “Agreement”) (Chase Investment Counsel Corporation; M.A. Weatherbie & CO., Inc.; and TCW Investment Management Company, each a “Portfolio Manager” and collectively the “Portfolio Managers”). Prior to the Board action, the Independent Directors met to consider management’s recommendations as to the renewal of each Agreement. As part of the process to consider these matters, legal counsel to the Independent Directors requested certain information from AAI and each Portfolio Manager. In response to these requests, the Independent Directors received extensive reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the renewal of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the cost to the Fund (including management fees and expense ratios) of the services provided and profits realized by AAI and its affiliates from their relationships with the Fund and with respect to other funds and accounts managed by AAI; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to AAI and each Portfolio Manager from their relationships with the Fund; and (6) other general information about AAI and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED

The Directors considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered AAI’s long-term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by AAI and its affiliates. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at AAI responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Managers personnel responsible for managing the Fund’s portfolio. The Board also considered the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the respective Portfolio Managers to the Fund were appropriate and consistent with the terms of the respective Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that AAI and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. Finally, the Board concluded that the financial condition of each of AAI and the respective Portfolio Managers was sound.

INVESTMENT PERFORMANCE

The Board reviewed the long-term and short-term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Directors a generally consistent pattern of favorable long-term performance for shareholders of the Fund.

COSTS OF THE SERVICES PROVIDED TO THE FUND AND THE PROFITS REALIZED BY AAI FROM ITS RELATIONSHIP WITH THE FUND

The Board reviewed the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by AAI and the Portfolio Managers to their other accounts, including fees for institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board also reviewed the fee breakpoint schedule that lowers the advisory fee rate as the Fund’s assets increase. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies and the fees AAI and the Portfolio Managers charge to other clients.

PROFITABILITY AND COSTS OF SERVICES TO AAI

The Board reviewed reports of the financial position of each of AAI and the Portfolio Managers. The Board determined that the profitability of AAI was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Directors also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that AAI or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged AAI’s and each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

The Board reviewed the fee breakpoint schedule and concluded that it reflects certain economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services by AAI and the management of Fund assets by each Portfolio Manager.

The Board also considered its long association with AAI and AAI’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with their culture to evaluate the services to be provided. The Board will meet at least four times per year in order to oversee the operations of the Fund. At such meetings, AAI and the Portfolio Managers will submit and/or make presentations and discuss performance, compliance and other relevant issues.

LIBERTY ALL-STAR® GROWTH FUND
DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

INVESTMENT ADVISER
ALPS Advisers, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Tané T. Tyler, Secretary
Phillip Perrone, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Item 2. Code of Ethics.

Not Applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this Report.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisers, Inc. (the “Adviser”) the responsibility to vote proxies relating to portfolio securities held by the Fund.  In deciding to delegate this responsibility to the Adviser, the Fund’s Board reviewed and approved the policies and procedures adopted by the Adviser.  These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Adviser, its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Adviser or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Adviser or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Adviser or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Adviser addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Adviser’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this Report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2008, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR is Not Applicable to this Report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 8, 2008

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	September 8, 2008